Exhibit 10.2

AGREEMENT AND ASSIGNMENT OF OIL, GAS AND MINERAL LEASE

STATE OF LOUISIANA

PARISH OF AVOYELLES

KNOW ALL MEN BY THESE PRESENTS, that for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged and full acquittance granted therefor,

PERSONALLY CAME AND APPEARED:

GEOTERRE OPERATING, LLC “Assignee”, a Louisiana Limited Liability Company, represented herein by its duly authorized Manager, Roland F. Dugas, III, whose mailing address is Post Office Box 80016, Baton Rouge, Louisiana 70898; (TAX ID# XX-XXX-6760), as “ASSIGNEE,”

which has bargained, sold, transferred, assigned, set over and delivered and does by these presents BARGAIN, SELL, TRANSFER, ASSIGN, SET OVER and DELIVER unto

WHITE RIVER SPV 3, LLC., “Assignee”, a Texas Corporation, represented herein by its duly authorized CFO and Manager, Jason “Jay” Puchir, whose mailing address is 5899 Preston Road, Suite 505 Frisco, Texas 75034, Frisco, Texas 75034; (TAX ID# XX-XXX-2193), as “ASSIGNEE,”

the following described oil, gas and mineral leases, to-wit:

That certain Oil, Gas and Mineral Lease in Avoyelles Parish by and Between DESHOTELS PLANTATION, LLC and GEOTERRE OPERATING, LLC, dated August 24, 2020 but effective December 1, 2020 containing 457.45 acres; also described in that certain Memorandum of Oil, Gas and Mineral lease, dated August 24, 2020, but effective December 1, 2020, containing 457.45 acres described and attached hereto as Exhibit “A”.

Assignor agrees to assign 100% or 100% of 8/8ths right, title and interest of Assignor in and to the Oil, Gas and Mineral Lease described above, to Assignee, its successors or assigns, for the purpose of investigation, exploration and production of minerals from the above described lease.

TO HAVE AND TO HOLD the said interests above assigned unto the said Assignee,

Assignor and Assignee agree to the following terms and conditions of the aforementioned assignment as well as any additional acreage contemplated in this agreement:

1.	This act of assignment shall be effective as of October 1, 2020.

2.	Assignee, its successors and assigns, agree to indemnify and hold Assignor, its successors and assigns, harmless from and against any and all liability or responsibility for injury to (including death of) persons or damage to property assigned herein, or third persons of any kind arising out of or in connection with the operations of Assignee on the leased premises.

3.	Assignee, its successors and assigns, agree to fund and be responsible for the compliance of all State of Louisiana Department of Conservation rules and regulations associated with the Assignee’s operations on the leased premises, including but not necessarily limited to Plugging and Abandonment of any well(s).

4.	Assignor, its successors and assigns, agree to assign a 100% working interest (75% net revenue interest) to Assignee.

Assignor agrees to assign 100% right, title and interest of Assignor in and to the Oil, Gas and Mineral lease described above. Assignee, its successors or assigns, shall have the right of use of the leased premises for the purpose of investigation, exploration and production of minerals from the above described horizon.

This Agreement shall be governed by and construed in accordance with the Laws of the State of Louisiana with original venue and jurisdiction in the State Court of Louisiana, Avoyelles Parish, and may he amended only in writing by the parties hereto.

THUS DONE AND PASSED by Assignor before me, a Notary Public duly

Commissioned and qualified in and for the Parish of E. Baton Rouge, State of Louisiana, and in the presence of the undersigned competent witnesses on this 12th day of October, 2020.

WITNESSES:	ASSIGNOR:

GOETERRE OPERATING, L.L.C

/s/ Jessica Oropesa	/s/ Roland F. Dugas, III
Printed Name: Jessica Oropesa	BY: ROLAND F. DUGAS, III, Manager

/s/ McCall Taylor
Printed Name: McCall Taylor

/s/ Marilyn Summers

NOTARY PUBLIC

Printed Name: Marilyn Summers

Notary/Bar Roll No: 64784

LIFETIME COMMISSION

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THUS DONE AND PASSED by Assignor before me, a Notary Public duly

Commissioned and qualified in and for the Parish/County of Collin, State of Texas, and in the presence of the undersigned competent witnesses on this13th day of September, 2020.

WITNESS	ASSIGNEE

WHITE RIVER SPV 3, L.L.C.
/s/ Jake Helgeson
Printed Name: Jake Helgeson

/s/ Jason Puchir
By: JASON “JAY” PUCHIR, CFO & Manager

/s/ Trevor Parrish
Printed Name: Trevor Parrish

/s/ Jake Helgeson

NOTARY PUBLIC

Printed Name: Jake Helgeson

Notary/Bar Roll No: 131225164

EXHIBIT “A”

STATE OF LOUISIANA

PARISH OF AVOYELLES

MEMORANDUM OF OIL, GAS AND MINERAL LEASE

Notice is hereby given that as of December 1, 2020 (the “Effective Date”), an Oil, Gas and Mineral Lease the “Lease”) was made and entered into by and between DESHOTELS PLANTATION, LLC, a Louisiana limited liability company, represented herein by its Manager DANNY DESHOTELS, whose address is 18567 Highway 15, Lettsworth, LA (hereinafter referred to as “Lessor”), and GEOTERRE OPERATING, L.L.C. (TAX ID# XX-XXX-6760), a Louisiana Limited Liability Company. represented herein by its duly authorized Manager, ROLAND F. DUGAS, III, whose mailing address is Post Office Box 80016, Baton Rouge, Louisiana 70398-0016 (hereinafter referred to as “Lessee”), wherein Lessor granted, leased and let unto Lessee the exclusive right to explore for and produce oil, gas, condensate and other hydrocarbons and by-products produced with or contained in any of the foregoing, together with the use of the surface of the land for all purposes incident thereto to the extent permitted by the Lease, and to own, possess, treat, process, store and transport the minerals produced from or attributable to the following described land, containing 457.45 acres, more or less, in Avoyelles Parish, Louisiana, and more particularly described in Exhibit “A”, which is attached hereto and hereby made a part hereof.

The Lease provides for an initial term of four (4) years and zero (0) months commencing on the Effective Date, (the “Primary Term”), and as long thereafter as oil and gas or either of them is produced in paying quantities from said land or acreage pooled therewith. The Lease provides that at and after the end of the Primary Term, unit operations or production shall maintain the Lease in effect only as to the land included in the unit and then only as to certain depths, all as is more particularly prescribed therein. Except for the right to extend the term of the Lease by the payment of delay rentals, the Lease does not contain an option, right of first refusal or other agreement of the lessor to transfer all or any part of the leased premises. The Lease contains such other provisions with respect to the conduct of operations, payment of royalties, offset provisions, partial releases, notice and other such terms and conditions as are usual and customary in the industry.

The purpose of this Memorandum is to apprise and give notice to all parties of the existence of the Lease in accordance with R.S. 9:2742 and is not intended in any way to modify, amend or supplement the terms and provisions of the Lease. Both Lessor and Lessee have possession of a fully executed original of the Lease, which is open for examination and investigation by any party of interest during reasonable business hours in the offices of Lessee.

This Memorandum and all of its terms, conditions, covenants and provisions as well as those of the Lease shall extend to and be binding upon the successors and assigns of Lessor and Lessee.

This Memorandum may be executed in multiple counterparts, each of which shall be deemed an original and shall be binding upon the parties executing same whether or not executed by all parties hereto. Lessor and Lessee hereby agree that the counterpart signature and acknowledgment pages of this Memorandum may be detached and attached to one identical counterpart for the purposes of recordation, which instrument as so constructed shall constitute an original instrument as if executed by all the parties hereto.

IN WITNESS WHEREOF, this instrument is executed as of the date first above written.

WITNESS:	LESSOR:

/s/ Becky Sellers	/s/ Danny Deshotels
Printed Name: Becky Sellers	DESHOTELS PLANTATION, LLC, by
DANNY DESHOTELS, MANAGER

/s/ Shauntelle Adams
Printed Name: Shauntelle Adams

ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF AVOYELLES

On this 24 day of August, 2020, before me appeared DANNY DESHOTELS to me personally known, who, being by me duly sworn, did say that he is duly authorized manager of DESHOTELS PLANTATION, LLC AND that he signed the above and foregoing Oil, Gas and Mineral Lease on behalf of said company as its free act and deed.

/s/ Britni G. Lacour
Notary Public
Printed Name: Britni G. Lacour
Bar Roll / Notary License No. 65263
My Commission expires: Commissioned for Life

WITNESS WHEREOF, this instrument is executed as of the date first above written.

WITNESSES:	LESSEE:

/s/ Becky Sellers	GEOTERRE OPERATING, L.L.C
Printed Name: Becky Sellers

/s/ Shauntelle Adams	By:	/s/ Roland F. Dugas, III
Printed Name: Shauntelle Adams	Print Name: ROLAND F. DUGAS, III
Title: MANAGER

ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF AVOYELLES

On this 24 day of August 2020, before me, the undersigned Notary Public in and for the Parish and State of aforesaid, appeared Roland F. Dugas, Ill, to me personally known, who being by me duly sworn did say that he is the Manager of Geoterre Operating, LLC and that the above and foregoing Memorandum of Oil, Gas and Mineral Lease was signed on behalf of said company as its free and voluntary act and deed for the uses and purposes therein set forth.

/s/ Britni G. Lacour
Notary Public

Printed Name: Britni G. Lacour
Bar Roll / Notary License No. 65263
My Commission expires: Commissioned for Life

EXHIBIT “A”

ATTACHED TO AND MADE A PART OF THAT CERTAIN MEMORANDUM OF OIL, GAS AND MINERAL LEASE, DATED DECEMBER 1, 2020, BY AND BETWEEN DESHOTELS PLANTATION, LLC, AS LESSOR, AND GEOTERRE OPERATING, LLC AS LESSEE.

PROPERTY DESCRIPTION

A certain tract or parcel of land, containing 457.45 acres, more or less, forming portions of Sections 11 and 14 Township 2 South, Range 5 East, Avoyelles Parish, Louisiana, and Ward 4, St. Landry Parish, Louisiana, and more particularly described as follows:

The tract described in Conveyance Book A459, Folio 419, recorded June 17, 2005, in the records Avoyelles Parish Clerk of Court, LESS AND EXCEPT: That portion of the tract lying within the boundary of AUS RA SU AA Deshotels Plantation et al 13-H # 1, prepared by Virgil T. Collins, RLS dated April 7, 2011 and described as the AUS RA SU AA Deshotels Plantation et al 13-H # 1 unit.